SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 9, 1999


                           PENN NATIONAL GAMING, INC.
                 (Exact Name of Registrant Specified in Charter)

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       Pennsylvania                     0-24206                  23-2234473
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)
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                             825 Berkshire Boulevard
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                              Wyomissing, PA 19610
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                    (Address of Principal Executive Offices)    (Zip Code)
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       Registrants telephone number, including area code: (610) 373-2400



                      ________ Not Applicable______________
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On December 10, 1999, Penn National Gaming, Inc. (the "Registrant") publicly announced that it has entered into a definitive agreement to purchase all of the assets of the Casino Magic hotel, casino, golf resort, recreational vehicle (RV) park and marina in Bay St. Louis, Mississippi and the Boomtown Biloxi casino in Biloxi, Mississippi, from Hollywood Park, Inc. (NYSE: HPK - news) for $195 million cash.

         A copy of the press release issued by the Registrant on December 10, 1999 concerning the acquisition is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


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



                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PENN NATIONAL GAMING, INC.
                                                      (Registrant)


                                        By  \s\ Robert S. Ippolito
                                              Robert S. Ippolito
                                              Chief Financial Officer


Dated:  December 17, 1999


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


                                  EXHIBIT INDEX

Exhibit
Number      Description

99.1        Press Release -- Penn National Gaming to Acquire Two
            Mississippi Casinos for $195 Million.

99.2        Asset Purchase Agreement between BSL, Inc. and Casino
            Magic Corp. dated December 9, 1999.

99.3        Guaranty of Penn National Gaming, Inc. to Casino
            Magic Corp. dated December 9, 1999.

99.4        Guaranty of Hollywood Park, Inc. to BSL, Inc. dated
            December 9, 1999.

99.5        First Amendment to Asset Purchase Agreement between
            BSL, Inc. and Casino Magic Corp. dated December 17, 1999.

99.6        Asset Purchase Agreement between BTN, Inc. and
            Boomtown, Inc. dated December 9, 1999.

99.7        Guaranty of Penn National Gaming, Inc. to Boomtown,
            Inc. dated December 9, 1999.

99.8        Guaranty of Hollywood Park, Inc. to BTN, Inc. dated
            December 9, 1999.

99.9        First Amendment to Asset Purchase Agreement between
            BTN, Inc. and Boomtown, Inc. dated December 17, 1999.

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